U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):       September 21, 2001


                      California Micro Devices Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         California                     0-15449                 94-2672609
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


         215 Topaz Street, Milpitas, CA                      95035-5430
     ------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: (408)263-3214
                                                            -------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.           Selection of New Officer

                  On September 21, 2001, California Micro Devices Corporation (the "Company"), announced David Witkowski as the Company's new Vice President of Sales.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2001              CALIFORNIA MICRO DEVICES CORPORATION



                                By:   /s/ John E. Trewin
                                      ------------------------------------------
                                      John E. Trewin
                                      Vice President and Chief Financial Officer